UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2022

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, NY, 10577

(Address of principal executive offices)   (Zip Code)

914-701-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AAWW	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 18, 2022, Atlas Air Worldwide Holdings, Inc. (the “Company”) entered into a confirmation (together with the Schedule I thereto, the “ASR Agreement”) with Morgan Stanley & Co. LLC (“MSCO”), as part of the Company’s share repurchase program. Under the ASR Agreement, the Company will pay a total of $100,000,000 to MSCO and receive a total of approximately 1,061,257 shares of the Company’s common stock (the “Common Stock”) from MSCO on February 23, 2022. The total number of shares of Common Stock that the Company will repurchase under the ASR Agreement will be based on the volume-weighted average price of the Common Stock during the term of the ASR Agreement, less an agreed discount. At settlement, MSCO may be required to deliver additional shares of Common Stock to the Company or, under certain circumstances, the Company may be required to make a cash payment or, at the Company’s election, deliver shares of Common Stock, to MSCO.

The ASR Agreement contains the principal terms and provisions governing the accelerated share repurchase, including, but not limited to, the mechanism used to determine the number of shares of Common Stock that will be delivered, the required timing of delivery of the shares, the circumstances under which MSCO is permitted to make adjustments to valuation and calculation periods, and various acknowledgements, representations and warranties made by the Company and MSCO to one another.

The foregoing description of the ASR Agreement does not purport to be complete and is qualified in its entirety by reference to the ASR Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Confirmation between Morgan Stanley & Co. LLC and Atlas Air Worldwide Holdings, Inc., dated February 18, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

February 23, 2022	By:	/s/ Adam R. Kokas
Name: Adam R. Kokas
Title: Executive Vice President, General Counsel and Secretary